Exhibit 99.1
IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

X
In re	:	Chapter 11
Champion Enterprises, Inc., et al.,	:
Debtors.	:	Case No. 09-14019 (KG)
:
	:	Jointly Administered
:
	x	Related Docket No. 272
ORDER PURSUANT TO BANKRUPTCY CODE SECTIONS 363 AND 365
(A) AUTHORIZING DEBTORS’ ENTRY INTO THE ASSET PURCHASE
AGREEMENT, (B) AUTHORIZING AND APPROVING THE BIDDING
PROCEDURES, (C) AUTHORIZING AND APPROVING A BREAK-UP FEE AND
EXPENSE REIMBURSEMENT, (D) APPROVING NOTICE PROCEDURES, (E)
APPROVING PROCEDURES FOR THE ASSUMPTION AND ASSIGNMENT OF
CONTRACTS AND LEASES, AND (F) SETTING A DATE FOR THE SALE HEARING
     Upon consideration of the Motion for the Entry of an Order Pursuant to Bankruptcy Code Sections 363 and 365 (A) Authorizing Debtors’ Entry into the Asset Purchase Agreement, (B) Authorizing and Approving the Bidding Procedures, (C) Authorizing and Approving a Break-Up Fee and Expense Reimbursement, (D) Approving the Notice Procedures, (E) Approving the Assumption and Assignment Procedures, and (F) Setting a Date for the Sale Hearing (the “Motion”) 1 filed by Champion Enterprises, Inc. (“Champion”) and certain of its affiliates, as debtors and debtors in possession (collectively, the “Debtors”) for the entry of an order pursuant to sections 363 and 365 of chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”), Rules 2002, 6004, 6006, and 9014 of the Federal Rules of Bankruptcy Procedure (the “Bankruptcy Rules”), and Rule 6004-1 of the Local Rules of Bankruptcy Practice and Procedure of the United States Bankruptcy Court for the District of Delaware (the “Local Rules”), granting

[1]	Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Motion.

the Motion; and the Court having reviewed the Motion; and the Court having determined that the relief requested in the Motion is in the best interests of the Debtors, their estates, their creditors and other parties in interest; and it appearing that proper and adequate notice of the Motion has been given and that no other or further notice is necessary; and a hearing on the Motion, and objections thereto, if any, having been held on February 8, 2010 (the “Hearing”); and upon the evidence presented at, the arguments of counsel at, and the entire record of the Hearing; and after due deliberation thereon, and any objections filed having been considered and overruled; and good and sufficient cause appearing therefore, it is hereby
     FOUND AND DETERMINED THAT:
     A. The court has jurisdiction over the Motion pursuant to 28 U.S.C. § 157 and 1334, and this matter is a core proceeding pursuant to 28 U.S.C. § 157(b)(2)(A). Venue of these cases and the Motion in this district is proper under 28 U.S.C. § 1408 and 1409.
     B. The relief requested in the Motion is authorized and in accordance with Bankruptcy Code sections 363 and 365, Bankruptcy Rules 2002, 6004, and 6006, and Delaware Local Bankruptcy Rule 6004-1.
     C. Good and sufficient notice of the relief granted by this Order has been given and no further notice is required. A reasonable opportunity to object or be heard regarding the relief granted by this Order (including, without limitation, with respect to the proposed Bidding Procedures and Bid Protections, as defined below) has been afforded to those parties entitled to notice pursuant to Local Rule 2002-1(b).
     D. The Debtors’ proposed sale notice, substantially in the form attached hereto as Exhibit A (the “Sale Notice”), the auction and hearing notice (the “Creditor Notice”), substantially in the form attached hereto as Exhibit B, and the notice substantially in the form attached hereto as Exhibit C to be served on counterparties to the Assumed Executory Contracts (the “Cure Notice”), each provide due and adequate notice of the proposed sale of the Assets and/or the proposed assumption and assignment of the Assumed Executory Contracts, and that no other or further notice is required.
     E. The Bidding Procedures, substantially in the form attached hereto as Exhibit D, are fair, reasonable and appropriate, and are designed to maximize recovery with respect to the sale of the Assets.
     F. The Debtors have demonstrated compelling and sound business justifications for authorizing the sale of the Debtors’ Assets, entry into the Asset Purchase Agreement (the “Agreement”) as a “stalking horse” sale agreement and the payment of the Bid Protections under the circumstances, timing, and procedures set forth herein, in the Motion and in the Agreement.
     G. Entry into the Agreement with a new entity formed to consummate the Acquisition (as defined in the Letter of Intent, defined below) (the “Purchaser”), a copy of which is attached hereto as Exhibit E, as a “stalking-horse” sale agreement is in the best interest of the Debtors and the Debtors’ estates and creditors. The Agreement will enable the Debtors to secure an adequate floor for the Auction and will provide a clear benefit to the Debtors’ estates.
     H. The Break-up Fee and Expense Reimbursement (each as defined below) are fair and reasonable, and provide a benefit to the Debtors’ estates and creditors.
     I. The Debtors’ payment of the Bid Protections under the conditions set forth in, and in accordance with the terms of, the Agreement, the Motion and this Order is (a) an actual and necessary cost of preserving the Debtors’ estates, within the meaning of section 503(b) of the Bankruptcy Code, (b) of substantial benefit to the Debtors’ estates and creditors and all parties in interest herein, (c) reasonable and appropriate, and (d) necessary to ensure that the Purchaser will continue to pursue the proposed Agreement to undertake the sale of the Assets.
The entry of this Order is in the best interests of the Debtors and their estates, creditors, and interest holders and all other parties in interest herein; and it is therefore
     ORDERED, ADJUDGED AND DECREED THAT:
     1. The Motion is GRANTED.
     2. Except as expressly provided herein, nothing herein shall be construed as a determination of the rights of any party in interest in these chapter 11 cases.
The Bidding Procedures
     3. The Bidding Procedures are APPROVED in their entirety and incorporated hereby by reference. The Debtors are authorized to conduct a Sale by auction of the Assets pursuant to the Bidding Procedures and the terms of this Order. The proposed sale of the Assets, the proposed assumption and assignment of the Assumed Executory Contracts, the Auction (as defined below) and the Sale Hearing shall be conducted in accordance with the provisions of this Order and the Bidding Procedures.
     4. The Purchaser shall, subject to the terms of the Agreement, be deemed a Qualified Bidder pursuant to the Bidding Procedures.
The Assignment Procedures
     5. The Assignment Procedures attached hereto as Exhibit F are hereby authorized, approved and made part of this Order as if fully set forth herein.
     6. Recognizing that providing individual notice to each contract and lease counterparty will ensure that such parties will receive adequate notice, the Court hereby waives the requirements of Bankruptcy Rule 6006(f)(6).

Break-Up Fee and Expense Reimbursement
     7. To the extent due under the Agreement, the Debtors are authorized to pay: (i) to the New Equity Investors (as defined in the Letter of Intent) and their designees a fee of $3 million (the “Break-Up Fee”), which shall be reduced to the extent that the Expense Reimbursement and the Break-Up Fee required to be paid would, in the aggregate, exceed $4 million; and (ii) reimburse the Purchaser and the New Equity Investors an amount not to exceed, when taken together with the Break-Up Fee, $4 million, equal to the total amount of all reasonable and documented fees, costs and expenses incurred by the Purchaser in connection with the preparation, execution and performance of the Agreement and the transactions contemplated thereby, including all filing and notification fees, and all fees and expenses of the representatives of the Purchaser and the Joint Bidders (as each such term is defined in the Letter of Intent among Centerbridge Capital Partners L.P., MAK Capital Fund LP, Sankaty Credit Opportunities II, L.P., Sankaty Credit Opportunities III, L.P., Sankaty Credit Opportunities IV, L.P., Sankaty Credit Opportunities IV (Offshore Master), L.P. and the Supporting DIP Lenders, dated as of January 15, 2010 (the “Letter of Intent”)) (the “Expense Reimbursement, and together with the Break-Up Fee, the “Bid Protections”).
     8. The Debtors’ obligation to pay the Break-Up Fee and Expense Reimbursement, under the conditions set forth in, and in accordance with the terms of the Agreement, shall survive termination of the Agreement to the extent permitted by the Agreement and shall constitute allowed claims against the Debtors with priority over any and all administrative expenses, diminution claims and all other claims against the Debtors, now existing or hereafter arising, of any kind whatsoever, provided however that only the Expense Reimbursement shall have priority pari passu with Superpriority Claims of the kind specified in the Court’s Final

Order (I) Authorizing Debtors (A) to Obtain Postpetition Financing under 11 U.S.C. §§ 105, 361, 362, 363(b), 364(c)(1), 364(c)(2), 364(c)(3), 364(d)(1) and 364(e) and (B) to Utilize Cash Collateral under 11 U.S.C. § 363, (II) Granting Adequate Protection to Prepetition Secured Parties under 11 U.S.C. §§ 361, 362, 363 and 364, and (III) Grating Related Relief [Docket No. 244 ] (“the Final DIP Order”), provided further that the Expense Reimbursement shall have priority over the DIP Liens (defined in the Final DIP Order) and that the priorities for payment of the Expense Reimbursement and Break-Up Fee set forth herein shall in all events be subject and subordinate to the Carve Out, including all funds contained in or added to the Carve Out Account, and the expenses and claims of the Administrative Agent as provided for in the Final DIP Order and associated Debtor in Possession Financing Agreement. The Break-Up Fee shall only be payable by the Debtors upon the closing of an Alternative Transaction (as defined in the Letter of Intent). The Expense Reimbursement shall be payable only upon (i) termination of the Agreement by the Purchaser or the New Equity Investors upon the occurrence of a Buyer Termination Event, other than Buyer Termination Events specified in sub-clauses a., b., c. g. and i. of the definition thereof and subject in the case of the Buyer Termination Events specified in sub-clauses d., e., f. and j. of the definition thereof to the Purchaser having used commercially reasonable efforts to endeavor that the requirements of the applicable sub-clause are satisfied or (ii) consummation of an Alternative Transaction (each as defined in the Letter of Intent).
     9. Under no circumstances shall any party to the Agreement or the Letter of Intent be liable for consequential, punitive (including multiple damages assessed as a punitive measure) or special damages arising out of, or in connection with, the Agreement, the Letter of Intent or the transactions contemplated thereby or any breach or alleged breach of any of the terms thereof, including damages alleged as a result of tortious conduct, or for specific performance of the obligations it is to perform thereunder at or prior to the Closing nor shall any Debtor be liable for tortious interference with the Purchaser’s rights under the Agreement nor shall the Purchaser or the Joint Bidders be liable for tortious interference with the Debtors’ rights under the Agreement.
Notice Procedures
     10. The notices, in substantially the same forms as annexed hereto as Exhibit A (the “Sale Notice”), Exhibit B (the “Creditor Notice”) and Exhibit C (the “Cure Notice”) are sufficient to provide effective notice to all interested parties of the Bidding Procedures, the Auction, the Sale Hearing and the Assignment Procedures, pursuant to Bankruptcy Rules 2002(a)(2), 6004 and 6006, and are hereby approved.
     11. Within two (2) business days after the entry of this Order, the Debtors (or their agents) shall serve the Sale Notice by first-class mail upon: (a) the United States Trustee for the District of Delaware, (b) counsel to the Purchaser, (c) counsel to the Official Committee of Unsecured Creditors, (d) the Debtors’ prepetition and postpetition lenders; (e) all parties known to be asserting a lien on any of the Debtors’ assets; (f) all entities known to have expressed an interest in acquiring any of the Assets; (f) Office of the United States Attorney for the District of Delaware; (h) all state attorney generals in states in which the Debtors do business; (i) various federal and state agencies and authorities asserting jurisdiction over the Assets, including the Internal Revenue Service and applicable state and local taxing authorities; and (j) those persons who have requested notice pursuant to Bankruptcy Rule 2002.
     12. Within two (e) business days after the entry of this Order, the Debtors shall serve the Creditor Notice on all of the parties set forth on the Debtors’ creditor matrix who were not served with the Sale Notice.

Objection Procedures
A. Objections to Assumption and Assignment
     13. The procedures for objecting to the assumption and assignment of executory contracts and unexpired leases are set forth on Exhibit F hereto.
B. Objections to the Sale
     14. All parties objecting to the Sale of the Assets must file a formal, written objection. Each such objection must: (i) state the legal and factual bases of such objection; (ii) be in writing; (iii) be signed by counsel or attested to by the objecting party; (iv) be in conformity with the Bankruptcy Code, Bankruptcy Rules and the Local Rules, (v) be filed with the Clerk of the United States Bankruptcy Court for the District of Delaware, 824 Market Street, 3rd Floor, Wilmington, Delaware 19801 by no later than 4:00 p.m. (prevailing Eastern Time ) on February 23, 2010 (the “Objection Deadline”); and (vi) be served so as to be received on or before the Objection Deadline by the following parties: (a) counsel to the Debtors: Pachulski Stang Ziehl & Jones LLP, 919 N. Market Street, 17th Floor, Wilmington, DE 19899-8705, Fax: (302) 652-4400 (Attention: Laura Davis Jones); (b) counsel to the New Equity Investors (as defined in the Letter of Intent): Ropes & Gray LLP, 1211 Avenue of the Americas, New York, New York 10036, Fax: (646) 728-1662 (Attention: Mark Bane); (c) counsel to the Creditors’ Committee: Landis Rath & Cobb LLC, 919 North Market Street, Suite 1800, Wilmington, DE 19801, Fax: (302) 467-4450 (Attention: William E. Chipman, Jr.) and LeClair Ryan, Riverfront Plaza, East Tower, 951 East Byrd Street, Eighth Floor, Richmond, VA 23219 (Attention: Bruce H. Matson); (d) counsel to Credit Suisse AG, Cayman Island Branch: Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10036, Fax: (212) 728-9764 (Attention: Paul V. Shalhoub); (e) counsel to General Electric Capital Corporation and Credit Suisse Asset

Management: Latham & Watkins LLP, 233 S. Wacker Drive, Suite 5800, Chicago, IL 60606 (Attention: Richard A. Levy); and (f) the U.S. Trustee, 844 King Street, Suite 2207, Wilmington, Delaware 19801.
     15. The foregoing requirements are collectively referred to herein as the “Objection Procedures.” Only those objections made in compliance with the Objection Procedures will be considered by the Court at the Sale Hearing. The failure of any objecting person or entity to file its objections by the Objection Deadline and in accordance with the Objection Procedures will be a bar to the assertion, at the Sale Hearing or thereafter, of any objection pertaining to the Auction or the Sale (excluding, however, objections relating to the assumption and assignment of any Designated Agreement, which must be filed in accordance with the Assignment Procedures.).
The Auction
     16. If the Debtors receive more than one Qualified Bid (as defined in the Bidding Procedures), an auction (the “Auction”) will be held on March 1, 2010, at 11:00 a.m. (prevailing Eastern Time), at the offices of Pachulski Stang Ziehl & Jones LLP, 919 North Market Street, 17th Floor, Wilmington, DE 19899, or at any such other location as the Debtors may hereafter designate. Counsel to the Debtors are authorized to hold and conduct the Auction in accordance with the Bidding Procedures.
The Sale Hearing
     17. The Sale Hearing shall be held on March 2, 2010 at 1:00 p.m. (prevailing Eastern Time) before the Honorable Kevin Gross, United States Bankruptcy Judge, in the United States Bankruptcy Court for the District of Delaware, 824 Market Street, 6th Floor, Court Room No. 3, Wilmington, Delaware 19801, to consider the approval of the Sale of the Assets. In accordance with the terms of the Agreement, the Debtors may adjourn the Sale Hearing one or more times without further notice by making an announcement in open court or by the filing of a hearing agenda, or other notice, announcing the adjournment of the Sale Hearing.
Other Relief Granted
     18. In the event there is a conflict between this Order and the Motion or the Agreement, this Order shall control and govern.
     19. Nothing in this Order, the Agreement or the Motion shall be deemed to or constitute the assumption or assignment of an executory contract or unexpired lease.
     20. The Debtors are authorized and empowered to take such steps, expend such sums of money, and do such other things as may be necessary to implement and effect the terms and requirements established by this Order.
     21. The Debtors are hereby authorized to conduct the Sale (as defined in the Bidding Procedures) without the necessity of complying with any state or local bulk transfer laws or requirements.
     22. Notwithstanding any provision in the Federal Rules of Bankruptcy Procedure to the contrary, (i) the terms of this Order shall be immediately effective and enforceable upon its entry, (ii) the Debtors are not subject to any stay in the implementation, enforcement or realization of the relief granted in this Order and (iii) the Debtors may, in their discretion and without further delay, take any action and perform any act authorized under this Order.
     23. All objections to the Motion or the relief requested therein (and all reservations of rights included therein), as they pertain to the entry of this Order, are overruled to the extent they have not been withdrawn, waived or otherwise resolved.
     24. Nothing in this Order or the related Bidding Procedures (specifically, among other things, the Debtors’ designation of the credit bid by Centerbridge Capital Partners, L.P., MAK

Capital Fund LP and Sankaty Credit Opportunities II, L.P., Sankaty Credit Opportunities III, L.P., Sankaty Credit Opportunities IV, L.P. and Sankaty Credit Opportunities IV (Offshore Master), L.P. (the “Credit Bid”) as a Qualified Bid) shall, in any respect, limit, modify, preclude or otherwise adversely affect the Committee’s rights to investigate, and challenge if necessary, any Claims and Defenses (as defined in the Final DIP order) as referenced in, and permitted by, paragraph 21 of the Final DIP Order. To the extent that this Order conflicts in any respect with, or in any way modifies or limits, the investigation and challenge rights afforded the Committee pursuant to paragraph 21 of the Final DIP Order, the Final DIP Order, and the rights afforded the Committee thereunder, shall control.
     25. The provisions of Bankruptcy Rules 6004(h) and 6006(d) staying the effectiveness of this Order for ten (10) days are hereby waived, and this Order shall be effective immediately upon entry of this Order.
     26. The Court retains jurisdiction with respect to all matters arising from or related to the implementation of this Order.

Dated: February __, 2010
THE HONORABLE KEVIN GROSS
UNITED STATES BANKRUPTCY JUDGE

11